BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV
                               (A Limited Partnership)


                                EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Qualified Housing Tax Credits L.P. IV (the "Partnership") on Form 10-Q for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                           /s/Greg Judge
                                           ------------------------
                                              Greg Judge
                                              Principal Executive Officer and
                                              Principal Financial Officer
                                              Arch Street VIII, Inc., as
                                              Managing General Partner of
                                              Boston Financial Qualified
                                              Housing Tax Credits L.P. IV


                                              Date:  February 17, 2009


A signed original of this written statement required by section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

              BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV
                          (A Limited Partnership)

                             EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Qualified Housing Tax Credits L.P. IV (the "Partnership") on Form 10-Q for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                            /s/Greg Judge
                                        -------------------------
                                               Greg Judge
                                               Principal Executive Officer and
                                               Principal Financial Officer
                                               Arch Street VIII, Inc., as
                                               Managing General Partner of
                                               Boston Financial Qualified
                                               Housing Tax Credits L.P. IV


                                               Date:  February 17, 2009


A signed original of this written statement required by section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.